UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2024

Enovis Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-34045	54-1887631
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2711 Centerville Road, Suite 400

Wilmington, DE 19808

(Address of principal executive offices) (Zip Code)

(302) 252-9160

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ENOV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

As previously reported, on January 3, 2024, Enovis Corporation (the “Company” or “Enovis”) completed its previously announced acquisition of LimaCorporate S.p.A. (“Lima”) from Emil Holding II S.à r.l (“Seller”). Pursuant to the Share Purchase Agreement, dated September 22, 2023, between Seller and the Company, the Company acquired all of the issued and outstanding share capital of Lima from the Seller.

This Amendment No. 1 to Current Report on Form 8-K/A (“Amendment No. 1”) is filed to amend the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) by the Company on January 3, 2024 (the “Initial Report”) to include the historical financial statements of Lima and certain pro forma financial information required by Item 9.01 (a) and (b) of Form 8-K.

The pro forma financial information included in this Amendment No. 1 has been presented for informational purposes only. It does not purport to represent the actual results of operations that Enovis and Lima would have achieved had the companies been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve after the consummation of the acquisition. Except as described above, all other information in the Initial Report remains unchanged and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited consolidated financial statements of Lima as of and for the years ended December 31, 2022 and December 31, 2021, together with the notes related thereto and the Independent Auditors’ Report thereon, are filed as Exhibit 99.1 to this Amendment No. 1 and included herein.

The unaudited condensed consolidated financial statements of Lima as of September 30, 2023 and for the nine months ended September 30, 2023 and 2022, together with the notes thereto, are filed as Exhibit 99.2 to this Amendment No. 1 and included herein.

(b) Pro Forma Financial Information.

The Company’s unaudited pro forma condensed combined balance sheet as of September 30, 2023 and unaudited pro forma condensed combined statement of operations for the year ended December 31, 2022 and the nine months ended September 30, 2023, together with the notes related thereto, are filed as Exhibit 99.3 to this Amendment No. 1 and included herein.

(d) Exhibits.

23.1	Consent of KPMG S.p.A., independent auditors of Lima.

99.1	Audited consolidated financial statements of Lima as of and for the years ended December 31, 2022 and December 31, 2021, including the notes related thereto and the Independent Auditors’ Report thereon.

99.2	Unaudited condensed consolidated financial statements of Lima, as of September 30, 2023 and for the nine months ended September 30, 2023 and 2022, together with the notes thereto.

99.3	Unaudited pro forma condensed combined financial information, giving effect to the acquisition of Lima, including the condensed combined balance sheet as of September 30, 2023 and unaudited pro forma condensed combined statement of operations for the year ended December 31, 2022 and the nine months ended September 30, 2023, together with the notes related thereto.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 21, 2024	ENOVIS CORPORATION

	By:	/s/ Phillip B. Berry
	Name:	Phillip B. Berry
	Title:	Senior Vice President and Chief Financial Officer